Retirement Class HRMEX
Institutional Class HRMTX
Administrative Class HRMNX
Investor Class HRMOX
Harbor Robeco Emerging Markets Active Equities Fund

Summary Prospectus – March 1, 2021
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2021, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees	0.72%	0.72%	0.72%	0.72%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[1]	4.50%	4.58%	4.58%	4.69%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	5.23%	5.31%	5.56%	5.67%
Expense Reimbursement[2]	(4.43)%	(4.43)%	(4.43)%	(4.43)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.80%	0.88%	1.13%	1.24%
1 Restated to reflect current fees.
2 The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense and acquired fund fees and expenses (if any), to 0.79%, 0.87%, 1.12%, and 1.23% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2022. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$82	$1,169	$2,252	$4,936
Institutional	$90	$1,192	$2,288	$4,997
Administrative	$115	$1,264	$2,400	$5,184
Investor	$126	$1,295	$2,448	$5,264

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal period December 1, 2019 (inception) through October 31,
2020 was 47%.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of emerging market companies, including futures with similar economic exposures. The Fund invests in stocks of all market capitalizations. Equity securities in which the Fund invests may include depositary receipts, which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a company.
Emerging market companies are those located in or economically tied to countries classified by MSCI, FTSE, or S&P as emerging market countries.
The Subadviser manages the Fund using an active, quantitative investment strategy. In selecting investments for the Fund, the Subadviser follows a bottom-up driven investment strategy to gain exposure to the value, quality, momentum, and analyst revision factors within a tracking error limit.  The Subadviser’s model ranks stocks on their expected future relative performance using these four factors. Highly ranked stocks are overweighted and low-ranked stocks are underweighted, relative to the Fund’s benchmark.
The Subadviser systematically incorporates an analysis of environmental, social, and governance (ESG) factors into its investment process, by using ESG scores derived from the RobecoSAM Corporate Sustainability Assessment (which assigns companies a RobecoSAM smart ESG score of between 0 (low) and 100 (high) based on a range of environmental, social and corporate governance factors). The Subadviser aims to construct a portfolio that has a total weighted ESG score that is at least as high as the total weighted ESG score which is calculated by applying the RobecoSAM scores to the MSCI Emerging Markets (ND) Index.
The Subadviser applies consistent human oversight of its proprietary quantitative models.  Through a rigorous, documented process, the Subadviser will exclude from the model’s output certain

Summary Prospectus
Harbor Robeco Emerging Markets Active Equities Fund

individual stocks or groups of stocks on a case-by-case basis due to various reasons, including but not limited to, liquidity concerns, dual listings, cross holdings and merger and acquisition activity.  The portfolio managers follow the output of the models, as adjusted through the human oversight process, when making buy and sell decisions for the Fund’s portfolio.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund include:
Derivatives Risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadviser, which could result in disproportionately large losses to the Fund. Derivatives may also be more volatile than other instruments and may create a risk of loss greater than the amount invested. In addition, certain derivatives may be difficult to value and may be illiquid.
Emerging Market Risk: Because the Fund invests primarily in securities of emerging market issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
ESG Factors Risk: The Subadviser’s consideration of certain ESG factors in evaluating company quality may result in the selection or exclusion of securities for reasons other than performance and the Fund may underperform relative to other funds that do not consider ESG factors.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Model Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. Even in the absence of flaws, a model may not perform as anticipated.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.

Summary Prospectus
Harbor Robeco Emerging Markets Active Equities Fund

Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund’s Institutional Class during the period shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	18.35%	Q2 2020
Worst Quarter	-25.89%	Q1 2020
Average Annual Total Returns — As of December 31, 2020
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Robeco Emerging Markets Active Equities Fund
Retirement Class Before Taxes	10.05%	N/A	N/A	16.21%	12-01-2019
Institutional Class Before Taxes	9.98%	N/A	N/A	16.13%	12-01-2019
After Taxes on Distributions	9.23%	N/A	N/A	15.27%
After Taxes on Distributions and Sale of Fund Shares	6.39%	N/A	N/A	12.21%
Investor Class Before Taxes	9.47%	N/A	N/A	15.61%	12-01-2019
Comparative Index (reflects no deduction for fees or expenses)
MSCI Emerging Markets (ND)^	18.31%	N/A	N/A	24.77%
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.

Summary Prospectus
Harbor Robeco Emerging Markets Active Equities Fund

Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Robeco Institutional Asset Management US Inc. (“RIAM US”) has subadvised the Fund since 2019.
RIAM US is an affiliate of the Adviser.  In providing services to the Fund, RIAM US uses designated persons of its affiliates, including Robeco Nederland B.V. and Robeco Institutional Asset Management B.V. (“RIAM BV”), based in Rotterdam, the Netherlands, Robeco Hong Kong Limited, based in Hong Kong, and Robeco Overseas Investment Fund Management (Shanghai) Limited Company, based in Shanghai, People’s Republic of China. RIAM US and such affiliates are referred to collectively, as “Robeco.”

Portfolio Managers
The  portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Wilma de Groot, PhD, CFA Robeco Institutional Asset Management US Inc.
Mrs. de Groot is Head of the Core Quant Equities Team and a Portfolio Manager at RIAM BV and has co-managed the Fund since 2019.
Tim Dröge Robeco Institutional Asset Management US Inc.
Mr. Dröge is a Portfolio Manager within the Core Quant Equities Team at RIAM BV and has co-managed the Fund since 2019.
Machiel Zwanenburg Robeco Institutional Asset Management US Inc.
Mr. Zwanenburg is a Portfolio Manager within the Core Quant Equities Team at RIAM BV and has co-managed the Fund since 2019.
Jan de Koning, CFA, CAIA Robeco Institutional Asset Management US Inc.
Mr. de Koning is Portfolio Manager within the Core Quant Equities Team at RIAM BV and has co-managed the Fund since 2019.
Han van der Boon Robeco Institutional Asset Management US Inc.
Mr. van der Boon is a Portfolio Manager within the Core Quant Equities Team at RIAM BV and has co-managed the Fund since 2019.
Thijs van der Valk Robeco Institutional Asset Management US Inc.
Mr. van der Valk is a Portfolio Manager within the Core Quant Equities Team at RIAM BV and has co-managed the Fund since 2019.
Yaowei Xu Robeco Institutional Asset Management US Inc.
Ms. Xu is a Portfolio Manager within the Conservative Equities Team at RIAM BV and has co-managed the Fund since 2019.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

Summary Prospectus
Harbor Robeco Emerging Markets Active Equities Fund

The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Summary Prospectus
Harbor Robeco Emerging Markets Active Equities Fund
March 1, 2021
Retirement Class	Institutional Class	Administrative Class	Investor Class
HRMEX	HRMTX	HRMNX	HRMOX

111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
FD.SP.HEMAEF.0321